TEBRX (No-Load Class)

ABSTX (Investor Class)

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated March 13, 2024

to the Statement of Additional Information dated January 21, 2024

The following is inserted between the third and fourth paragraphs under the heading “Policies and Procedures for Disclosure of Portfolio Holdings” on page 26 of the Statement of Additional Information:

Within 45 days of the end of each quarter, the Adviser posts on the Fund’s website a profile of the Fund which typically includes the Fund’s top ten holdings. The Fund may choose to make available, no sooner than 30 days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the quarter.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated January 21, 2024. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-877-594-1249.

Please retain this Supplement for future reference.